                                                                   Exhibit(e)(2)

                      Joint and Last Survivor
                      Variable Universal Life Insurance
                      Supplemental Application

                      The United States Life Insurance Company In the City of New York ("USL")
                      Home Office: 830 Third Avenue, New York, NY 10022
                      Administrative Center: P.O. Box 4880, Houston, TX 77210-4880
                      (This supplement must accompany the appropriate application for life insurance.)

                      NOTICE: The amount or the duration of the Death Benefit Proceeds and the Cash Value provided by the policy when based on the investment experience of a Separate Account, are variable, may increase or decrease, and not guaranteed as to the fixed dollar amount. Upon the owner's written request, USL will provide an illustration of the benefits and values of the policy, including the Death Benefits and the Cash Values.

                      The supplement and the application will be attached to and made a part of the policy.

--------------------------------------------------------------------------------
Applicant Information -- Supplement to the application on the lives of
--------------------------------------------------------------------------------

--------------------------   --------------------------   --------------------------------------
Name of contingent insured   Name of contingent insured   Date of application for life insurance

--------------------------------------------------------------------------------
Allocation Percentages
--------------------------------------------------------------------------------

Investment Options    In the "Premium Allocation" column, indicate how each
                      premium received is to be allocated. In the "Deduction
                      Allocation" column, indicate which investment options are to be used for the deduction of monthly charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                                          PREMIUM      DEDUCTION
                                                         ALLOCATION   ALLOCATION
                                                         ----------   ----------

USL Declared Fixed Interest Account (242)                 _______%     _______%

AIM Variable Insurance Funds
AIM V.I. International Growth Division (201)              _______%     _______%
AIM V.I. Premier Equity Division (202)                    _______%     _______%

American Century Variable Portfolios, Inc.
VP Value Division (203)                                   _______%     _______%

Credit Suisse Trust
Small Cap Growth Division (241)                           _______%     _______%

Dreyfus Investment Portfolios
MidCap Stock Division (214)                               _______%     _______%

Dreyfus Variable Investment Fund
Quality Bond Division (212)                               _______%     _______%
Developing Leaders Division (213)                         _______%     _______%

Fidelity Variable Insurance Products Fund
VIP Equity-Income Division (215)                          _______%     _______%
VIP Growth Division (216)                                 _______%     _______%
VIP Contrafund Division (217)                             _______%     _______%
VIP Asset Manager Division (218)                          _______%     _______%

Franklin Templeton Variable Insurance Products Trust
Franklin U.S. Government Division (243)                   _______%     _______%
Mutual Shares Securities Division (244)                   _______%     _______%
Templeton Foreign Securities Division (245)               _______%     _______%

Janus Aspen Series
International Growth Division (219)                       _______%     _______%
Worldwide Growth Division (220)                           _______%     _______%
Mid Cap Growth Division (221)                             _______%     _______%

J.P. Morgan Series Trust II
JPMorgan Small Company Division (222)                     _______%     _______%

MFS Variable Insurance Trust
MFS Emerging Growth Division (223)                        _______%     _______%
MFS Research Division (224)                               _______%     _______%
MFS Capital Opportunities Division (225)                  _______%     _______%
MFS New Discovery Division (226)                          _______%     _______%

Neuberger Berman Advisers Management Trust
Mid-Cap Growth Division (227)                             _______%     _______%

PIMCO Variable Insurance Trust
PIMCO Real Return Division (229)                          _______%     _______%
PIMCO Short-Term Division (228)                           _______%     _______%
PIMCO Total Return Division (230)                         _______%     _______%

Putnam Variable Trust
Putnam VT Diversified Income Division (231)               _______%     _______%
Putnam VT Growth and Income Division (232)                _______%     _______%
Putnam VT Int'l Growth and Income Division (233)          _______%     _______%

SAFECO Resource Series Trust
Equity Division (234)                                     _______%     _______%
Growth Opportunities Division (235)                       _______%     _______%

The Universal Institutional Funds, Inc.
Equity Growth Division (236)                              _______%     _______%
High Yield Division (237)                                 _______%     _______%

VALIC Company I
International Equities Division (204)                     _______%     _______%
Mid Cap Index Division (205)                              _______%     _______%
Money Market I Division (206)                             _______%     _______%
Nasdaq-100 Index Division (207)                           _______%     _______%
Science & Technology Division (208)                       _______%     _______%
Small Cap Index Division (209)                            _______%     _______%
Stock Index Division (210)                                _______%     _______%

Vanguard Variable Insurance Fund
High Yield Bond Division (238)                            _______%     _______%
REIT Index Division (239)                                 _______%     _______%

Van Kampen Life Investment Trust
Growth & Income Division (246)                            _______%     _______%

Other: __________________________                         _______%     _______%

                                                              100%         100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dollar Cost Averaging
--------------------------------------------------------------------------------

Dollar Cost           ($5,000 Minimum Beginning Accumulation Value) An amount
Averaging             can be systematically transferred from the Money Market I
                      Division and transferred to one or more of the investment options below. The USL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
                      Averaging option.

                      Day of the month for transfers:                    (Choose a day of the month between 1-28.)
                                                      ------------------
                      Frequency of transfers:    [ ] Monthly    [ ] Quarterly    [ ] Semiannually    [ ] Annually
                      Transfer $________________________________________ ($100 minimum, Whole Dollars Only)

AIM Variable Insurance Funds
AIM V.I. International Growth Division (201)                    $_______________
AIM V.I. Premier Equity Division (202)                          $_______________

American Century Variable Portfolios, Inc.
VP Value Division (203)                                         $_______________

Credit Suisse Trust
Small Cap Growth Division (241)                                 $_______________

Dreyfus Investment Portfolios
MidCap Stock Division (214)                                     $_______________

Dreyfus Variable Investment Fund
Quality Bond Division (212)                                     $_______________
Developing Leaders Division (213)                               $_______________

Fidelity Variable Insurance Products Fund
VIP Equity-Income Division (215)                                $_______________
VIP Growth Division (216)                                       $_______________
VIP Contrafund Division (217)                                   $_______________
VIP Asset Manager Division (218)                                $_______________

Franklin Templeton Variable Insurance Products Trust
Franklin U.S. Government Division (243)                         $_______________
Mutual Shares Securities Division (244)                         $_______________
Templeton Foreign Securities Division (245)                     $_______________

Janus Aspen Series
International Growth Division (219)                             $_______________
Worldwide Growth Division (220)                                 $_______________
Mid Cap Growth Division (221)                                   $_______________

J.P. Morgan Series Trust II
JPMorgan Small Company Division (222)                           $_______________

MFS Variable Insurance Trust
MFS Emerging Growth Division (223)                              $_______________
MFS Research Division (224)                                     $_______________
MFS Capital Opportunities Division (225)                        $_______________
MFS New Discovery Division (226)                                $_______________

Neuberger Berman Advisers Management Trust
Mid-Cap Growth Division (227)                                   $_______________

PIMCO Variable Insurance Trust
PIMCO Real Return Division (229)                                $_______________
PIMCO Short-Term Division (228)                                 $_______________
PIMCO Total Return Division (230)                               $_______________

Putnam Variable Trust
Putnam VT Diversified Income Division (231)                     $_______________
Putnam VT Growth and Income Division (232)                      $_______________
Putnam VT Int'l Growth and Income Division (233)                $_______________

SAFECO Resource Series Trust
Equity Division (234)                                           $_______________
Growth Opportunities Division (235)                             $_______________

The Universal Institutional Funds, Inc.
Equity Growth Division (236)                                    $_______________
High Yield Division (237)                                       $_______________

VALIC Company I
International Equities Division (204)                           $_______________
Mid Cap Index Division (205)                                    $_______________
Nasdaq-100 Index Division (207)                                 $_______________
Science & Technology Division (208)                             $_______________
Small Cap Index Division (209)                                  $_______________
Stock Index Division (210)                                      $_______________

Vanguard Variable Insurance Fund
High Yield Bond Division (238)                                  $_______________
REIT Index Division (239)                                       $_______________

Van Kampen Life Investment Trust
Growth & Income Division (246)                                  $_______________

Other: __________________________                               $_______________


--------------------------------------------------------------------------------
Automatic Rebalancing
--------------------------------------------------------------------------------

Automatic             ($5,000 Minimum Beginning Accumulation Value) Variable
Rebalancing           division assets will be automatically rebalanced based on
                      the premium percentages designated on Page 1 of this form.
                      If the USL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                      Check Here for Automatic Rebalancing Frequency:    [ ] Quarterly    [ ] Semiannually    [ ] Annually

                      NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

--------------------------------------------------------------------------------
Modified Endowment Contract
--------------------------------------------------------------------------------

Contract If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.

                                                                  [ ] YES [ ] NO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Death Benefit Compliance Test
--------------------------------------------------------------------------------

                           [ ] Guideline Premium Test   [ ] Cash Value Accumulation Test

--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------

Initial appropriate   1.   Have you, the Proposed Insured(s) or
box here:                  Owner(s) (if different), received the
                           variable universal life insurance
                           policy prospectus and the prospectuses
                           describing the investment options?        [ ] yes [ ] no

                           (If "yes," please furnish the
                           Prospectus dates.)

                                Variable Universal Life Insurance
                                Policy Prospectus:
                                                      ------------

                                Supplements (if any):
                                                      ------------

                      2.   Do you understand and acknowledge:

                           a.   THAT THE POLICY APPLIED FOR IS
                                VARIABLE, EMPLOYS THE USE OF
                                SEGREGATED ACCOUNTS WHICH MEANS
                                THAT YOU NEED TO RECEIVE AND
                                UNDERSTAND CURRENT PROSPECTUSES
                                FOR THE POLICY AND THE UNDERLYING
                                ACCOUNTS?                            [ ] yes [ ] no

                           b.   THAT ANY BENEFITS, VALUES OR
                                PAYMENTS BASED ON PERFORMANCE OF
                                THE SEGREGATED ACCOUNTS MAY VARY:
                                AND                                  [ ] yes [ ] no

                                (1)  ARE NOT GUARANTEED BY THE
                                     COMPANY, ANY OTHER INSURANCE
                                     COMPANY, THE U.S. GOVERNMENT
                                     OR ANY STATE GOVERNMENT?        [ ] yes [ ] no

                                (2)  ARE NOT FEDERALLY INSURED BY
                                     THE FDIC, THE FEDERAL
                                     RESERVE BOARD OR ANY OTHER
                                     AGENCY, FEDERAL OR STATE?       [ ] yes [ ] no

                           c.   THAT IN ESSENCE, ALL RISK IS
                                BORNE BY THE OWNER EXCEPT FOR
                                FUNDS PLACED IN THE USL DECLARED
                                FIXED INTEREST ACCOUNT?              [ ] yes [ ] no

                           d.   THAT THE POLICY IS DESIGNED TO
                                PROVIDE LIFE INSURANCE COVERAGE
                                AND TO ALLOW FOR THE ACCUMULATION
                                OF VALUES IN THE SEGREGATED
                                ACCOUNTS?                            [ ] yes [ ] no

                           e.   THE AMOUNT OR DURATION OF THE
                                DEATH BENEFIT MAY INCREASE OR
                                DECREASE, DEPENDING ON THE
                                INVESTMENT EXPERIENCE OF THE
                                SEPARATE ACCOUNT?                    [ ] yes [ ] no

                           f.   THE POLICY VALUES MAY INCREASE OR
                                DECREASE, DEPENDING ON THE
                                INVESTMENT EXPERIENCE OF THE
                                SEPARATE ACCOUNT, THE USL
                                DECLARED FIXED INTEREST ACCOUNT
                                ACCUMULATION, AND CERTAIN EXPENSE
                                DEDUCTIONS?                          [ ] yes [ ] no

                      3.   Do you believe the Policy you selected
                           meets your insurance and investment
                           objectives and your anticipated
                           financial needs?                          [ ] yes [ ] no

--------------------------------------------------------------------------------
Your Signature
--------------------------------------------------------------------------------

Signatures            Signed at (city, state)
                                              ----------------------------------------------------------------

                      Print name of Broker/Dealer
                                                  ------------------------------------------------------------

                      X Registered Representative                 State license #                Date
                                                  ---------------                 --------------      --------

                      X Proposed Contingent Insured                                              Date
                                                    --------------------------------------------      --------

                      X Other Proposed Contingent Insured                                        Date
                                                          --------------------------------------      --------

                      X Owner                                                                    Date
                              ------------------------------------------------------------------      --------
                      (If different from Proposed Contingent Insured)

                      X Additional Owner                                                         Date
                                         -------------------------------------------------------      --------
                      (If different from Proposed Contingent Insured)

--------------------------------------------------------------------------------